Business Combinations, Divestitures, and Noncontrolling Interests	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business Combinations, Divestitures, and Noncontrolling Interests	Business Combinations, Divestitures, and Noncontrolling Interests
Mergers and Acquisitions

In 2022, Truist completed the acquisitions of businesses in the insurance brokerage and specialty lending industries. Truist paid cash consideration to acquire 100% of the voting interests in these entities. The following table provides additional details related to these acquisitions and the fair value of certain tangible and intangible assets as of the acquisition date:

	Acquiree
(Dollars in millions)	BankDirect Capital Finance(1)	BenefitMall(2)	Kensington Vanguard National Land Services(2)
Date acquired	Nov 1, 2022	Sep 1, 2022	Mar 1, 2022
Segment	C&CB / WB	IH	IH
Strategic rationale	Increases scale and product offerings for premium finance business	Broadens products and services within benefit wholesale insurance business	Expands presence in the title insurance market
Loans and leases	$3,067	$—	$—
Intangible assets	111	336	138
Goodwill	189	494	195
(1)Identifiable intangible assets for BankDirect Capital Finance are being amortized over a weighted average term of 15 years based on the estimated duration of economic benefits received.
(2)BenefitMall and Kensington Vanguard National Land Services are wholly owned subsidiaries of TIH. The assets and liabilities of BenefitMall and Kensington Vanguard National Land Services were reclassified as discontinued operations. Refer to “Note 2. Discontinued Operations” for additional information.

Divestitures and Noncontrolling Interest

On April 3, 2023, the Company completed its sale of a 20% stake of the common equity in TIH, which was previously wholly owned by Truist, to an investor group led by Stone Point Capital, LLC for $1.9 billion, with the proceeds, net of tax, recognized as an increase to shareholders’ equity. In connection with the transaction, the noncontrolling interest holder received profits interest representing 3.75% coverage on TIH’s fully diluted equity value at transaction close, and certain consent and exit rights commensurate with a noncontrolling investor. Including these profits interests, the noncontrolling interest holder is allocated approximately 23% of TIH pretax net income. Also in conjunction with the same transaction, TIH granted certain event-vested profits interests and appreciation units, representing 4.50% coverage on TIH’s fully diluted equity value at grant, to various TIH employees and officers in the second quarter of 2023. These awards vested upon the May 6, 2024 completion of the sale.

On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group led by Stone Point Capital LLC. On May 6, 2024, the Company completed the sale. The transaction improves Truist’s relative capital position and allows Truist to maintain strategic flexibility. Refer to “Note 2. Discontinued Operations” for additional information related to TIH.